UNITED STATES
		  SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549

			       FORM 8-K

			    Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 1, 1998
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		      GREAT AMERICAN BANCORP, INC.
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	(Exact name of registrant as specified in its charter)


	Delaware                  000-25808           52-1923366
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(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)

			   (217) 356-2265
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	 (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated
September 1, 1998 attached as Exhibit 20, relating to a common stock repurchase program.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated
September 1, 1998 attached as Exhibit 20, relating to a common stock repurchase program.

				SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				     Great American Bancorp, Inc.
				     ----------------------------
					      (Registrant)

Date     September 10, 1998                /s/ Jane F. Adams
    ---------------------------      ----------------------------
				     Chief Financial Officer

			    EXHIBIT INDEX
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Exhibit
  No.                      Description               Method of Filing
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  20                       News Release               Filed herewith
			   Dated 9/1/98.

Exhibit 20

 NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
September 1, 1998

Contact:        Ms. Jane F. Adams
		Chief Financial Officer and Investor Relations
		(217) 356-2265


	  GREAT AMERICAN BANCORP, INC. TO REPURCHASE COMMON STOCK

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, has announced that its Board of Directors has authorized the repurchase of up to 151,076 shares, which is ten percent of the Company's 1,510,759 outstanding shares. Stock repurchased under the repurchase program will be made in open market transactions, subject to the availability of stock and market conditions, and will commence as soon as practicable.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS".

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			  GTPS-pr-98-12